UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2026

UNITY SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39497	27-0334803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
116 New Montgomery Street
San Francisco, California 94105-3607
(Address, including zip code, of principal executive offices)
(415) 638-9950
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000005 par value	U	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective July 27, 2026, the Board appointed Michael Lieb, the Company’s Chief Accounting Officer, as the Company’s principal accounting officer.
Mr. Lieb, age 45, served as Vice President, Corporate Controller of Peloton Interactive, Inc., a provider of fitness and wellness products and services, from 2023 until his departure. From 2018 to 2023, Mr. Lieb served in finance roles at Shutterstock, Inc., a media company, including most recently as Vice President, Financial Reporting and Accounting Policy. Prior to Shutterstock, Mr. Lieb held finance roles at Spotify Technology S.A., a provider of audio streaming subscription services, and spent over 14 years at Ernst & Young LLP. Mr. Lieb holds a B.S. from Binghamton University and a M.S. from the University of Notre Dame.
In connection with his employment as the Company’s Chief Accounting Officer, on June 3, 2026, Mr. Lieb entered into a letter agreement with the Company, providing for the following compensation: an annual base salary of $385,000; a target cash bonus equal to 40% of his annual base salary; and a restricted stock unit award with an aggregate fair market value of $1.2 million (the “RSU Award”). The RSU Award will vest over four years, with 25% vesting on August 25, 2027, and 6.25% quarterly thereafter, subject to Mr. Lieb’s continuous service through the applicable vesting date.
There is no arrangement or understanding between Mr. Lieb and any other persons pursuant to which Mr. Lieb was appointed as principal accounting officer. There are no family relationships between Mr. Lieb and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY SOFTWARE INC.

Date: July 27, 2026	By:	/s/ Matthew Bromberg
Matthew Bromberg
President and Chief Executive Officer